                                                                    Exhibit 10.7


                             SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT ("Subordination Agreement"), dated as of March 24, 2000, is by and between CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Senior Creditor", as hereinafter further defined), and RICHEMONT FINANCE S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg ("Junior Creditor", as hereinafter further defined). Senior Creditor and Junior Creditor are sometimes individually referred to herein as "Creditor" and collectively as "Creditors."


                              W I T N E S S E T H:


         WHEREAS, Junior Creditor has or is about to enter into financing arrangements pursuant to which Junior Creditor may make loans and advances to certain direct and indirect subsidiaries of Hanover Direct, Inc. ("Debtor", as hereinafter defined) of up to $10,000,000, which loans are and shall be unsecured; and

         WHEREAS, Senior Creditor has entered into financing arrangements with Debtor and certain of its subsidiaries, pursuant to which Senior Creditor has, upon certain terms and conditions, made loans and provided other financial accommodations to certain subsidiaries of Debtor, guaranteed by Debtor and certain subsidiaries of Debtor, secured by substantially all of the assets and properties of Hanover and of such borrower subsidiaries and guarantor subsidiaries of Debtor; and

         WHEREAS, in order to induce Senior Creditor to continue the financing arrangements with Debtor and certain subsidiaries of Debtor, Junior Creditor has agreed to the subordination in favor of Senior Creditor as provided herein of its right to payment of the existing and future obligations of Debtor to Junior Creditor arising in connection with the revolving credit facility in the amount of up to $10,000,000 to the prior indefeasible payment of the existing and future obligations of Debtor to Senior Creditor under the Senior Creditor Agreements, and related matters as set forth below;

         NOW THEREFORE, in consideration of the mutual benefits accruing to Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

          1.   DEFINITIONS

         As used above and in this Subordination Agreement, the following terms shall have the meanings ascribed to them below:

         1.1 "Agreements" shall mean, individually and collectively, the Senior Creditor Agreements and the Junior Creditor Agreements.

         1.2 "Banking Day" shall mean any day, other than Saturday or Sunday, when Senior Creditor and commercial banks are open in New York, New York and Europe.

         1.3 "Creditors" shall mean, individually and collectively, Senior Creditor and Junior Creditor and their respective successors and assigns.

         1.4 "Debtor" shall mean, individually and collectively, Hanover Direct, Inc., a Delaware corporation, Hanover Direct Pennsylvania, Inc., a Pennsylvania corporation, Brawn Of California, Inc., a California corporation, Gump's By Mail, Inc., a Delaware corporation, Gump's Corp., a California corporation, LWI Holdings, Inc., a Delaware corporation, Hanover Direct Virginia Inc., a Delaware corporation, Hanover Realty, Inc., a Virginia corporation, The Company Store Factory, Inc., a Delaware corporation, The Company Office, Inc., a Delaware corporation, Tweeds, LLC, a Delaware limited liability company, Silhouettes, LLC, a Delaware limited liability company, Hanover Company Store, LLC, a Delaware limited liability company, Domestications, LLC, a Delaware limited liability company, and Keystone Internet Services, Inc., a Delaware corporation, and each of their respective successors and assigns, including, without limitation, a receiver, trustee, or debtor-in-possession on behalf of any such person or on behalf of any such successor or assign.

         1.5 "Event of Default" shall have the meaning given in the Loan Agreement.

         1.6 "Incipient Default" shall have the meaning given in the Loan Agreement.

         1.7 "Excess Loan Availability" shall have the meaning given in the Loan Agreement.

         1.8 "Insolvency Proceeding" shall have the meaning given in Section 2.3 hereof.

         1.9 "Junior Creditor" shall mean Richemont Finance S.A., a societe anonyme organized under the laws of the Grand Duchy of Luxembourg, and its successors and assigns.

         1.10 "Junior Creditor Agreements" shall mean, individually and collectively, the Credit Agreement, dated as of the date hereof, among Junior Creditor and Debtor the Revolving Credit Note, dated as of the date hereof, by Debtor payable to the order of Junior Creditor in the principal amount of up to $10,000,000, and all agreements, documents and instruments at any time executed and/or delivered by Debtor or any other person to, with or in favor of Junior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.11 "Junior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Junior Creditor under the Junior Creditor Agreements, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under or evidenced by or in connection with the Junior Creditor Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Junior Creditor Agreements or after the commencement of any case with respect to Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly, or by way of subrogation, contribution, reimbursement, indemnification, exoneration or otherwise, or howsoever acquired by Junior Creditor in connection with the Junior Creditor Agreements.

         1.12 "Payment Account" shall have the meaning given in the Richmont $10,000,000 Call Agreement.

         1.13 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), business trust, unincorporated association, joint stock company, trust, joint venture, limited liability company, limited liability partnership, or other entity or any government or any agency or instrumentality or political subdivision thereof.

         1.14 "Richemont $10,000,000 Call Agreement" shall mean the letter agreement, dated as of the date hereof, between Senior Creditor and Junior Creditor, acknowledged by Debtors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.15 "Senior Creditor" shall mean Congress Financial Corporation, a Delaware corporation, and its successors and assigns.

         1.16 "Senior Creditor Agreements" shall mean, individually and collectively, the Loan and Security Agreement, dated November 14, 1995, by and among Senior Creditor, Debtor and certain subsidiaries of Debtor, as amended through the Fifteenth Amendment to Loan and Security Agreement, dated as of the date hereof (the "Loan Agreement"), the Richemont $10,000,000 Call Agreement, any related guarantees by Debtor in favor of Senior Creditor, any security agreements by Hanover in favor of Senior Creditor and all agreements, documents and instruments at any time executed and/or delivered by Debtor or any other person to, with or in favor of Senior Creditor in connection therewith or related thereto, as all of the foregoing now exist or, subject to the terms and conditions contained in this Subordination Agreement, as may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.17 "Senior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor or any other subsidiary of Debtor to Senior Creditor and/or its affiliates, or participants, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, owing in connection with the Senior Creditor Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or, subject to the terms and conditions contained in this Subordination Agreement, any renewal term of the Senior Creditor Agreements or after the commencement of any case with respect to Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable either in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly, or by way of subrogation, contribution, reimbursement, indemnification, exoneration or otherwise, or howsoever acquired by Senior Creditor in connection with the Senior Creditor Agreements.

         1.18 All terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York, unless otherwise defined herein shall have the meanings set forth therein. All references to any term in the plural shall include the singular and all references to any term in the singular shall include the plural.

         2. SUBORDINATION OF JUNIOR DEBT

          2.1 Subordination. Except as specifically set forth in Section 2.2 hereof, Junior Creditor hereby subordinates its right to payment and satisfaction of the Junior Debt, and the payment and satisfaction thereof, directly or indirectly, by any means whatsoever, is hereby deferred, to the prior indefeasible payment and satisfaction in full of all Senior Debt.

         2.2 Permitted Payments. Senior Creditor hereby agrees that, notwithstanding anything to the contrary contained in Section 2.1 hereof,

                  (a) unless and until Senior Creditor sends written notice to Junior Creditor of the occurrence and continuance of an Event of Default or Incipient Default under the Senior Creditor Agreements:

                  (i) Debtor may make and Junior Creditor may receive and retain from Debtor, from time to time payments of principal to Junior Creditor in respect of the Junior Debt; provided, that, as to any such payment, each of the following conditions shall have been satisfied as determined by Senior Creditor:
(A) Senior Creditor shall have received not less than five (5) Banking Days' prior written notice of the intention of Debtors to make such payment, which written notice shall set forth the amount of the payment intended to be made, the then current outstanding amount of principal and such other information with respect thereto as Senior Creditor may reasonably request, (B) as of the date of and after giving effect to any such payment, the Excess Availability on such date and for each of the immediately preceding thirty (30) consecutive days shall have been not less than $5,000,000; and

                  (ii) Debtor may make and Junior Creditor may receive and retain from Debtor regularly scheduled payments of interest and of a monthly fee in the amount of $79,200 as provided by the Junior Creditor Agreements as in effect on the date hereof; and

                  (b) Debtor may make, and Junior Creditor may receive and retain, payments by Debtor to Junior Creditor of the Junior Debt solely out of cash proceeds pursuant to a rights offering by Hanover Direct, Inc., Harvard Brands, Inc. or erizon, inc. or any other equity offering(s) or equity private placement(s) of capital stock of Hanover Direct, Inc, Hanover Brands, Inc. or erizon, inc. and Junior Creditor may convert the then outstanding amount of Junior Debt for capital stock of Hanover Direct, Inc. or Hanover Brands or erizon, inc.; provided, that, (i) Senior Creditor has received not less than fifteen (15) Banking Days prior written notice from Debtor of the intention to make such payment out of cash proceeds of such rights offering or other equity offering or such conversion of the Junior Debt to capital stock, (ii) such capital stock consists of ordinary common stock as in effect on the date hereof or of other capital shares if consented to by Senior Creditor, which consent shall not be unreasonably withheld in Senior Creditor's good faith judgment. To the extent any such cash proceeds of any such equity offering or conversion of Junior Debt permitted hereby reduces the amount of any commitment to advance funds pursuant to the Junior Creditor Agreements, any such net cash proceeds or conversion shall not also reduce the amount of any commitment to advance funds pursuant to the Richemont $25,000,000 Credit Agreements as such term is defined in the Senior Creditor Agreements.

         2.3   Distributions.

                  (a) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Debtor or the proceeds thereof to the creditors of Debtor or readjustment of the obligations and indebtedness of Debtor, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshalling of assets of Debtor or any other action or proceeding involving the readjustment of all or any part of indebtedness of Debtor or the application of the assets of Debtor to the payment or liquidation thereof (each of the foregoing, an "Insolvency Proceeding"), or upon the dissolution or other winding up of Debtor's business, or upon the sale of all or substantially all of Debtor's assets, then, and in any such event, (i) Senior Creditor shall first receive indefeasible payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and (ii) Senior Creditor shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which is payable or deliverable in respect of any or all of the Junior Debt.

                  (b) In order to enable Senior Creditor to enforce its rights under Section 2.3(a) hereof, Senior Creditor is hereby irrevocably authorized and empowered (in its own name or in the name of Junior Creditor or otherwise), but shall have no obligation, to enforce claims comprising any of the Junior Debt by proof of debt, proof of claim, suit or otherwise and take generally any action which Junior Creditor might otherwise be entitled to take, as Senior Creditor may deem necessary or advisable for the enforcement of its rights or interests hereunder.

                  (c) To the extent necessary for Senior Creditor to realize the benefits of the subordination of the Junior Debt provided for herein (including the right to receive any and all payments and distributions which might otherwise be payable or deliverable with respect to the Junior Debt in any Insolvency Proceeding or otherwise), Junior Creditor shall execute and deliver to Senior Creditor such instruments or documents (together with such assignments or endorsements as Senior Creditor shall deem necessary), as may be reasonably requested by Senior Creditor.

          2.4 Payments Received by Junior Creditor. Except for payments received by Junior Creditor as provided in Section 2.2 hereof, should any payment or distribution or security or instrument or proceeds thereof be received by the Junior Creditor in respect of the Junior Debt, Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditor, segregated from other funds and property of Junior Creditor and shall forthwith deliver the same to Senior Creditor (together with any endorsement or assignment of Junior Creditor where necessary), for application to any of the Senior Debt. In the event of the failure of Junior Creditor to make any such endorsement or assignment to Senior Creditor, Senior Creditor, or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same.

          2.5 Instrument Legend and Notation. Any instrument at any time evidencing the Junior Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Senior Debt and subject to the terms and conditions of this Subordination Agreement, and (a) after being so marked certified copies thereof shall be delivered to Senior Creditor and (b) the original of any such instrument shall be immediately delivered to Senior Creditor upon Senior Creditor's request, at any time on or after the commencement of an Insolvency Proceeding. In the event any legend or endorsement is omitted, Senior Creditor, or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Junior Debt to the subordination thereof contained in this Agreement.

         2.6 Reduction in Credit Limit of Junior Creditor Agreements. Junior Creditor may reduce the maximum credit available to Debtor under the Junior Credit Agreements equal to the amount of net cash proceeds received by Senior Creditor by reason of equity contribution(s) to Debtor or conversions of Junior Debt into capital stock of Hanover Direct, Inc., Hanover Brands, Inc. and erizon, inc. so long as each of the following conditions shall have been satisfied as determined by Senior Creditor:

                  (a) Senior Creditor shall have received not less than fifteen
(15) Banking Days' prior written notice of the intention of Richemont to effect any such reduction in such maximum credit and to make any such cash equity contribution or conversion, together with the terms and conditions of such cash equity contribution or conversion;

                  (b) such cash equity contributions or conversions shall be in the form of capital stock consisting of ordinary common stock as in effect on the date hereof or of other capital stock if consented to by Senior Creditor, which consent shall not be unreasonably withheld in Senior Creditor's good faith judgment; and

                  (c) any net proceeds of such cash equity contribution shall be remitted directly to the Payment Account.

         3. COVENANTS, REPRESENTATIONS AND WARRANTIES

         3.1 Additional Covenants. Junior Creditor and Debtor agree in favor of Senior Creditor that:

                  (a) Except as specifically set forth in Section 2.2 hereof, Debtor shall not, directly or indirectly, make and Junior Creditor shall not, directly or indirectly, accept or receive any payment of or any prepayment or any payment pursuant to acceleration or claims of breach or any payment to acquire Junior Debt or otherwise in respect of any Junior Debt;

                  (b) notwithstanding any rights or remedies available to it under the Junior Creditor Agreements, applicable law or otherwise, Junior Creditor shall not, directly or indirectly, (i) seek to collect from Debtor any of the Junior Debt or exercise any of its rights or remedies upon a default or event of default by Debtor under the Junior Creditor Agreements or otherwise or
(ii) commence any action or proceeding against Debtor or Debtor's properties under the U.S. Bankruptcy Code or any state insolvency law or any similar present or future statute, law or regulation or any proceedings for voluntary liquidation, dissolution or other winding up of Debtor's business, or the appointment of any trustee, receiver or liquidator for Debtor or any part of Debtor's properties or any assignment for the benefit of creditors or any marshalling of assets of Debtor or (iii) take any other action against Debtor or Debtor's properties in respect of the Junior Debt;

                  (c) Debtor shall not grant to Junior Creditor and Junior Creditor shall not acquire any security interest, lien, claim or encumbrance on any assets or properties of Debtor, and Junior Creditor shall not acquire any guarantees or other agreements under which any person, other than Debtor, is or may become obligated, directly or indirectly, for all or any portion of the Junior Debt;

                  (d) Junior Creditor and Debtor shall not amend, modify, alter or change in any material respect the terms of any arrangements related to the Junior Debt;

                  (e) Junior Creditor shall not sell, assign, pledge, encumber or otherwise dispose of any of the Junior Debt, or subordinate any of the Junior Debt to any indebtedness of Debtors other than the Senior Debt, without the prior written consent of Senior Creditor, which consent shall not be unreasonably withheld in Senior Creditor's good faith determination;

                  (f) Junior Creditor and Debtor shall, at any time or times upon the request of Senior Creditor, promptly furnish to Senior Creditor a true, correct and complete statement of the outstanding Junior Debt; and

                  (g) Junior Creditor and Debtor shall execute and deliver to Senior Creditor such additional agreements, documents and instruments and take such further actions as may be reasonably necessary or desirable in the opinion of Senior Creditor to effectuate the provisions and purposes of this Subordination Agreement.

          3.2 Additional Representations and Warranties. Junior Creditor and Debtor represent and warrant to Senior Creditor that:

                  (a) as of the date hereof, the total principal amount of the Junior Debt outstanding is $-0-;

                  (b) Junior Creditor has no security interest, lien, claim or encumbrance on any assets and properties of Debtor and the Junior Debt is unsecured;

                  (c) as of the date hereof, no default or event of default, or event which with notice or passage of time or both would constitute an event of default exists or has occurred under the Junior Creditor Agreements;

                  (d) Junior Creditor is the exclusive legal and beneficial owner of all of the Junior Debt;

                  (e) none of the Junior Debt is subject to any lien, security interest, financing statements, subordination, assignment or other claim, except in favor of Senior Creditor; and

                  (f) this Subordination Agreement constitutes the legal, valid and binding obligations of Junior Creditor, enforceable in accordance with its terms.

          3.3 Waivers. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Debtor or its subsidiaries by Senior Creditor, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Junior Creditor and Debtor are or may be entitled are hereby waived (except as expressly provided for herein or as to Debtor, in the Senior Creditor Agreements). Junior Creditor also waives notice of, and hereby consents to, (a) subject to the terms and conditions contained in this Subordination Agreement, any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Senior Debt or to the Senior Creditor Agreements or any collateral at any time granted to or held by Senior Creditor, (b) the taking, exchange, surrender and releasing of collateral at any time granted to or held by Senior Creditor or guarantees now or at any time held by or available to Senior Creditor for the Senior Debt or any other person at any time liable for or in respect of the Senior Debt, (c) the exercise of, or refraining from the exercise of any rights against Debtor or any other obligor or any collateral at any time granted to or held by Senior Creditor, (d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Debt, and/or (e) Senior Creditor's election, in any proceeding instituted under the U.S. Bankruptcy Code of the application of
Section 1111(b)(2) of the U.S. Bankruptcy Code. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of Junior Creditor hereunder. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Subordination Agreement.

          3.4 Subrogation; Marshalling. Junior Creditor shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Junior Debt or of any collateral for or guarantees or evidence of any thereof until all of the Senior Debt is indefeasibly paid and satisfied in full. Junior Creditor hereby waives any and all rights to have any collateral or any part thereof granted to or held by Senior Creditor marshalled upon any foreclosure or other disposition of such collateral by Senior Creditor or Debtor with the consent of Senior Creditor. When the Senior Debt shall have been indefeasibly paid in full and discharged and all the Senior Creditor Agreements have been terminated, to the extent permitted by law, the Junior Creditor shall, to the extent permitted by law, be subrogated to the rights of the Senior Creditor to receive payments or distribution of assets in respect of the Junior Debt.

          3.5 No Offset. In the event Junior Creditor at any time incurs any obligation to pay money to Debtor, Junior Creditor hereby irrevocably agrees that it shall pay such obligation in cash or cash equivalents in accordance with the terms of the contract governing such obligation and shall not deduct from or setoff against any amounts owed by Junior Creditor to Debtor in connection with any such transaction any amounts the Junior Creditor claims are due to it with respect to the Junior Debt.

          3.6 Certain Amendments to Senior Creditor Agreements. Senior Creditor shall not make loans or advances to Debtors under the Loan Agreement that would result in the Senior Debt to be greater than $90,000,000 outstanding at any one time and Senior Creditor shall not extend the Renewal Date (as such term is defined in the Loan Agreement) beyond six (6) months without the prior written consent of Junior Creditor; provided, that, if the Junior Creditor Agreements are terminated to the extent provided herein, this Section 3.6 shall automatically and without further action by the parties hereto shall no longer be deemed to apply and have no further force and effect.

          4. MISCELLANEOUS

          4.1 Amendments. Any waiver, permit, consent or approval by either Creditor of or under any provision, condition or covenant to this Subordination Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Subordination Agreement must be in writing and signed by each of the parties to be bound thereby.

          4.2 Successors and Assigns.

                  (a) This Subordination Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each of Creditors and its respective successors, participants and assigns.

                  (b) Senior Creditor reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt and the collateral securing same; provided, that, Junior Creditor shall not be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Senior Debt and no participant shall be entitled to any rights or benefits under this Subordination Agreement except through Senior Creditor. In connection with any participation or other transfer or assignment, Senior Creditor (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which Senior Creditor now or hereafter may have relating to the Senior Debt or any collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Subordination Agreement.

                  (c) In connection with any assignment or transfer of any or all of the Senior Debt, or any or all rights of Senior Creditor in any of the property of Debtor or its subsidiaries (other than pursuant to a participation), Junior Creditor agrees to execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who succeeds to or replaces any or all of Senior Creditor's financing of certain subsidiaries of Debtor, whether such successor financing or replacement occurs by transfer, assignment, "takeout" or any other means.

          4.3 Insolvency. This Subordination Agreement shall be applicable both before and after the filing of any petition by or against Debtor or any of its subsidiaries under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to Debtor or any of Debtor's subsidiaries shall be deemed to apply to a trustee for Debtor or any of its subsidiaries, as well as to Debtor or any of its subsidiaries as debtor-in-possession. The relative rights of Senior Creditor and Junior Creditor to repayment of the Senior Debt and the Junior Debt, respectively, and in or to any distributions from or in respect of Debtor or any proceeds of Debtor's property and assets, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, Debtor or any of its subsidiaries as debtor-in-possession.

          4.4 Bankruptcy Financing. If Debtor or any of its subsidiaries shall become subject to a proceeding under the U.S. Bankruptcy Code and if Senior Creditor desires to permit the use of cash collateral or to provide financing to Debtor or any of its subsidiaries under either Section 363 or Section 364 of the U.S. Bankruptcy Code, Junior Creditor agrees as follows: (a) adequate notice to Junior Creditor (if required) shall have been provided for such financing or use of cash collateral if Junior Creditor receives notice two (2) business days prior to the entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by Junior Creditor to any such use of cash collateral or financing. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given in the manner prescribed by Section 4.5 hereof to Junior Creditor.

          4.5 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed to have been duly given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands are to be given or made to the respective parties at their addresses set forth below (or to such other addresses as either party may designate by notice in accordance with the provisions of this Section:

To Senior Creditor:                         Congress Financial Corporation
                                            1133 Avenue of the Americas
                                            New York, New York 10036
                                            Attention:  Mr. Laurence S. Forte
                                            Telecopier: 212-545-4283
                                            Phone: 212-0545-4280

To Junior Creditor:                         Richemont Finance S.A.
                                            35 Boulevard Prince Henri
                                            L 1724 Luxembourg
                                            Attention:  Mr. J. Alan Grieve
                                            Telecopier: 011-4141-711-7138
                                            Phone: 011-4141-710-3322

         with a copy to:                    Robert P. Wessely, Esq.
                                            Dorsey & Whitney
                                            250 Park Avenue
                                            New York, New York 10036
                                            Telecopier: (212) 953-7201
                                            Phone: (212) 415-9200

Either Creditor may change the address(es) to which all notices, requests and other communications are to be sent by giving written notice of such address change to the other Creditor in conformity with this Section 4.5, but such change shall not be effective until notice of such change has been received by the other Creditor.

          4.6 Counterparts. This Subordination Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

          4.7 Governing Law. The validity, construction and effect of this Subordination Agreement shall be governed by the laws of the State of New York (without giving effect to principles of conflicts of laws).

          4.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably consents to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York and waives trial by jury in any action or proceeding with respect to this Subordination Agreement.

          4.9 Complete Agreement.

                  (a) This written Subordination Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

                  (b) The obligations of Junior Creditor under this Subordination Agreement are in addition to, and in no way limited by the terms of the Subordination Agreement, dated as of the date hereof, between Junior Creditor and Senior Creditor, as acknowledged by Debtor and certain direct and indirect subsidiaries of Debtor in respect of the Richemont $25,000,000 Credit Agreements as such term is defined in the Loan Agreement, nor shall any of the terms thereof be limited or affected by the terms of this Subordination Agreement.

                  (c) The obligations of Junior Creditor under this Subordination Agreement are in addition to, and in no way limited by the terms of any other subordination agreement, heretofore entered into between Junior Creditor and Senior Creditor, as acknowledged by Debtor and/or certain of its subsidiaries and affiliates, nor shall any of the terms of any such subordination agreement be limited or affected by the terms of this Subordination Agreement.

         4.10 No Third Parties Benefitted. This Subordination Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Subordination Agreement.

         4.11 Disclosures, Non-Reliance. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of Debtor and neither Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Subordination Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Junior Debt or the Senior Debt or any collateral or guarantee which may have been granted to any of them in connection therewith, (b) Debtor's title to or right to any of Debtor's assets and properties or (c) any other matter except as expressly set forth in this Subordination Agreement.

         4.12 Term. This Subordination Agreement is a continuing agreement and shall remain in full force and effect until the indefeasible satisfaction in full of all Senior Debt and the termination of the financing arrangements among Senior Creditor, Debtor and certain subsidiaries of Debtor.






                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Subordination Agreement to be duly executed as of the day and year first above written.

                                            CONGRESS FINANCIAL CORPORATION

                                            By:     /s/ Janet Last
                                               ---------------------------

                                            Title:  Vice President

                                            RICHEMONT FINANCE S.A.

                                            By:    /s/ Jan P. du Plessis
                                               ---------------------------
                                            Title:   Director

                                            By:    /s/ Alan Grieve
                                               ---------------------------
                                            Title:   Director

                                 ACKNOWLEDGMENT


         The undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, the undersigned agrees that it shall, together with its successors and assigns, be bound by the provisions hereof.

         The undersigned acknowledges and agrees that: (i) although it may sign this Subordination Agreement, it is not a party hereto and does not and shall not receive any right, benefit, priority or interest under or because of the existence of the foregoing Subordination Agreement, (ii) in the event of a breach by the undersigned of any of the terms and provisions contained in the foregoing Subordination Agreement, such a breach shall constitute an "Event of Default" as defined in and under the Senior Creditor Agreements, and (iii) it shall execute and deliver such additional documents and take such additional action as may be necessary in the opinion of either Creditor to effectuate the provisions and purposes of the foregoing Subordination Agreement.

                                        HANOVER DIRECT, INC.

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------
                                        Title:  Senior Vice President
                                              ---------------------------

                                        HANOVER DIRECT PENNSYLVANIA, INC.

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------
                                        Title:  Vice President
                                              ---------------------------

                                        BRAWN OF CALIFORNIA, INC.

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------
                                        Title:  Vice President
                                              ---------------------------

                                        GUMP'S BY MAIL, INC.

                                        By: /s/ Brian C. Harriss
                                           ------------------------------
                                        Title:  President
                                             ---------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


                                        GUMP'S CORP.

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  Vice President
                                              --------------------------

                                        LWI HOLDINGS, INC.

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  Vice President
                                              --------------------------

                                        HANOVER DIRECT VIRGINIA INC.

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  President
                                              --------------------------

                                        TWEEDS, LLC

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  Vice President
                                              --------------------------

                                        SILHOUETTES, LLC

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  Vice President
                                              --------------------------

                                        HANOVER COMPANY STORE, LLC

                                        By:  /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  Vice President
                                              --------------------------

                                        DOMESTICATIONS, LLC

                                        By:   /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  President
                                              --------------------------


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                     [SIGNATURES CONTINUED FROM PRIOR PAGE]


                                        HANOVER REALTY, INC.

                                        By: /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  President
                                              --------------------------

                                        THE COMPANY STORE FACTORY, INC.

                                        By: /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  Vice President
                                              --------------------------

                                        THE COMPANY OFFICE, INC.

                                        By: /s/  Brian C. Harriss
                                           ------------------------------

                                        Title:  Vice President
                                              --------------------------

                                        KEYSTONE INTERNET SERVICES, INC.

                                        By: /s/ Brian C. Harriss
                                           ------------------------------

                                        Title:  Vice President
                                              --------------------------